EXHIBIT 99.1

 Bear, Stearns & Co. Inc.                                     February 26, 2003
 dburke                                                         05:56PM EST
                                                                Page 1 of 12

                                                   RA03A2-BURKE

                               RA03A2-BURKE Class A1 (Y1)                       (P)
               Orig Bal 131,713,353  Fac 1.00000  Coup 4.250 Mat  /  /   Wac- 0.000( 0.000) WAM-  /    (-22838)/  0
  Price/Yield View       Fact Thru 09/9999; Hist Coupons; Clctn Rt 0%

  Settle Date:     28-Feb-2003       Curve Type:       Treas Act       Curve Date:        26-Feb-2003 Tranche: A1 (Y1   )

------------------------------------------------------------------------------------------------------
              ra03a2-burke/v50      ra03a2-burke/v100       ra03a2-burke/v150            prepay
                                                                                         losses
                 1.3400%                 1.3400%                1.3400%                  1M_LIB
                   4.06                   4.00                  3.56                     Avg. Life
                  03/03                  03/03                  03/03                    1st Prin
  Price           09/15                  09/15                  01/33                    Last Prin
------------------------------------------------------------------------------------------------------
  100: 9           4.13                   4.13                  4.12                     Yield
                   3.53                   3.48                  3.14                     Duration
  100:13           4.10                   4.10                  4.08                     Yield
                   3.54                   3.48                  3.14                     Duration
  100:17           4.06                   4.06                  4.04                     Yield
                   3.54                   3.49                  3.15                     Duration
  100:21           4.03                   4.03                  4.00                     Yield
                   3.54                   3.49                  3.15                     Duration
  100:25           3.99                   3.99                  3.96                     Yield
                   3.55                   3.49                  3.15                     Duration
  100:29           3.96                   3.96                  3.92                     Yield
                   3.55                   3.50                  3.16                     Duration
   101:1           3.93                   3.92                  3.88                     Yield
                   3.55                   3.50                  3.16                     Duration
-----------------------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

                                                              February 26, 2003
Bear, Stearns & Co. Inc.                                        05:56PM EST
dburke                                                          Page 2 of 12

                                       RA03A2-BURKE

                                RA03A2-BURKE Class A1 (Y1)                       (P)
       Orig Bal 131,713,353  Fac 1.00000  Coup 4.250 Mat  /  /   Wac- 0.000( 0.000) WAM-  /    (-22838)/  0
Price/Yield View         Fact Thru 09/9999; Hist Coupons; Clctn Rt 0%

Settle Date:     28-Feb-2003                Curve Type:           Treas Act Curve Date:        26-Feb-2003 Tranche: A1 (Y1     )

------------------------------------------------------------------------------------------------------
              ra03a2-burke/v50      ra03a2-burke/v100       ra03a2-burke/v150            prepay
                                                                                         losses
                  1.3400%                1.3400%               1.3400%                   1M_LIB
                   4.06                   4.00                  3.56                     Avg. Life
                  03/03                  03/03                 03/03                     1st Prin
  Price           09/15                  09/15                 01/33                     Last Prin
------------------------------------------------------------------------------------------------------
  99:31            4.22                   4.22                  4.21                     Yield
                   3.53                   3.47                  3.13                     Duration
  100:3            4.19                   4.19                  4.18                     Yield
                   3.53                   3.48                  3.14                     Duration
  100:7            4.15                   4.15                  4.14                     Yield
                   3.53                   3.48                  3.14                     Duration
  100:11           4.12                   4.11                  4.10                     Yield
                   3.54                   3.48                  3.14                     Duration
  100:15           4.08                   4.08                  4.06                     Yield
                   3.54                   3.49                  3.15                     Duration
  100:19           4.05                   4.04                  4.02                     Yield
                   3.54                   3.49                  3.15                     Duration
  100:23           4.01                   4.01                  3.98                     Yield
                   3.55                   3.49                  3.15                     Duration
------------------------------------------------------------------------------------------------------



This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

                                                             February 26, 2003
Bear, Stearns & Co. Inc.                                       06:00PM EST
dburke                                                         Page 3 of 12

                                                 RA03A2-BURKE

                                             RA03A2-BURKE Class A2 (F)                           (P)
             Orig Bal 71,843,647     Fac 1.00000    Coup 1.740 Mat  / /   Wac- 0.000( 0.000) WAM- /            (-22838)/ 0
                       1.0000 x 1-mo LIBOR + 0.4000 Cap 8.5000 @ 8.1000 Floor 0.4000 @ 0.0000

Price/Yield View     Fact Thru 09/9999; Hist Coupons; Clctn    Rt 0%
Settle Date:       28-Feb-2003       Curve Type:        Treas Act       Curve Date    26-Feb-2003 Tranche:      A2 (F   )

  ----------------------------------------------------------------------------------------------------
             ra03a2-burke/v50       ra03a2-burke/v100     ra03a2-burke/v150              prepay
                                                                                         losses
                  1.3400%                1.3400%               1.3400%                   1M_LIB
                   4.06                   4.00                  3.56                     Avg. Life
                  03/03                  03/03                 03/03                     1st Prin
  Price           09/15                  09/15                 01/33                     Last Prin
  ----------------------------------------------------------------------------------------------------
    99:17+         1.87                   1.87                  1.88                     Yield
                   3.81                   3.76                  3.36                     Duration
    99:21+         1.83                   1.84                  1.85                     Yield
                   3.82                   3.76                  3.37                     Duration
    99:25+         1.80                   1.80                  1.81                     Yield
                   3.82                   3.76                  3.37                     Duration
    99:29+         1.77                   1.77                  1.77                     Yield
                   3.82                   3.77                  3.37                     Duration
   100:1+          1.74                   1.74                  1.74                     Yield
                   3.83                   3.77                  3.38                     Duration
   100:5+          1.70                   1.70                  1.70                     Yield
                   3.83                   3.77                  3.38                     Duration
   100:9+          1.67                   1.67                  1.66                     Yield
                   3.83                   3.78                  3.38                     Duration
------------------------------------------------------------------------------------------------------


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed You may obtain a copy of the The yield table or scenario analysis being provided is based on assumptions you provided and is not the Statement. Statement from your sales to be used as a Bear, Stearns representative security evaluation or for pricing purposes.

                                                             February 26, 2003
Bear, Stearns & Co. Inc.                                       05:55PM EST
dburke                                                         Page 4 of 12


                                                 RA03A2-BURKE

                             RA03A2-BURKE Class A3 (S)                            (P)
     Orig Bal 71,843,647     Fac 1.00000     Coup 6.760 Mat  / /  Wac- 0.000( 0.000) WAM- /             (-22838)/ 0
                   -1.0000 x 1-mo LIBOR + 8.1000         Cap 8.1000 @ 0.0000 Floor 0.0000 @ 8.1000

Price/Yield View        Fact Thru 09/9999; Hist Coupons; Clctn Rt 0%
Settle Date:            28-Feb-2003        Curve Type:     Treas Act       Curve Date: 26-Feb-2003     Tranche: A3 (S   )

  ----------------------------------------------------------------------------------------------------
              ra03a2-burke/v50     ra03a2-burke/v100       ra03a2-burke/v150             prepay
                                                                                         losses
                  1.3400%                1.3400%               1.3400%                   1M_LIB
                   4.06                   4.00                  3.56                     Avg. Life
                   03/03                  03/03                 03/03                    1st Prin
   Price           09/15                  09/15                 01/33                    Last Prin
  ---------------------------------------------------------------------------------------------------
  11:31            40.96                  39.42                36.93                     Yield
                    1.36                   1.40                 1.35                     Duration
  12:3             40.21                  38.69                36.16                     Yield
                    1.38                   1.42                 1.36                     Duration
  12:7             39.47                  37.98                35.42                     Yield
                    1.39                   1.44                 1.38                     Duration
  12:11            38.74                  37.27                34.69                     Yield
                    1.41                   1.45                 1.40                     Duration
  12:15            38.04                  36.59                33.97                     Yield
                    1.43                   1.47                 1.41                     Duration
  12:19            37.34                  35.92                33.27                     Yield
                    1.44                   1.49                 1.43                     Duration
  12:23            36.67                  35.26                32.59                     Yield
                    1.46                   1.50                 1.44                     Duration
  ------------------------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on the Statement. assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.


Bear, Stearns & Co. Inc.                                    February 26, 2003
dburke                                                        05:55PM EST
                                                              Page 5 of 12

                                      RA03A2-BURKE

                        RA03A2-BURKE Class A4 (TT)                       (P)
      Orig Bal 82,915,000  Fac 1.00000  Coup 5.750 Mat  /  /   Wac- 0.000( 0.000) WAM-  /    (-22838)/  0
Price/Yield View         Fact Thru 09/9999; Hist Coupons; Clctn Rt 0%
Settle Date:     28-Feb-2003           Curve Type:        Treas Act      Curve Date:       26-Feb-2003 Tranche: A4 (TT   )

  ----------------------------------------------------------------------------------------------------
             ra03a2-burke/v50      ra03a2-burke/v100      ra03a2-burke/v150              prepay
                                                                                         losses
                  1.3400%                1.3400%               1.3400%                   1M_LIB
                   11.31                  2.09                  1.82                     Avg. Life
                   02/06                  07/03                 07/03                    1st Prin
  Price            06/20                  07/07                 04/06                    Last Prin
  ----------------------------------------------------------------------------------------------------
  99:24            5.81                   5.77                  5.76                     Yield
                   7.91                   1.89                  1.67                     Duration
  99:28            5.79                   5.70                  5.68                     Yield
                   7.92                   1.89                  1.67                     Duration
  100:0            5.78                   5.63                  5.61                     Yield
                   7.92                   1.89                  1.67                     Duration
  100:4            5.76                   5.57                  5.54                     Yield
                   7.92                   1.90                  1.68                     Duration
  100:8            5.74                   5.50                  5.46                     Yield
                   7.93                   1.90                  1.68                     Duration
  100:12           5.73                   5.44                  5.39                     Yield
                   7.93                   1.90                  1.68                     Duration
  100:16           5.71                   5.37                  5.31                     Yield
                   7.93                   1.90                  1.68                     Duration
------------------------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.

Bear, Stearns & Co. Inc.                                     February 26, 2003
dburke                                                         06:00PM EST
                                                               Page 6 of 12

                                                    RA03A2-BURKE

                                       RA03A2-BURKE Class A5 (FA)                       (P)
       Orig Bal 27,886,062  Fac 1.00000  Coup 2.690 Mat   /  /   Wac- 0.000( 0.000) WAM-  /    (-22838)/  0
                  1.0000 x 1-mo LIBOR + 1.3500   Cap 8.0000 @ 6.6500  Floor 1.3500 @ 0.0000

Price/Yield View               Fact Thru 09/9999; Hist Coupons; Clctn Rt 0%
Settle Date:     28-Feb-2003         Curve Type:          Treas Act Curve Date:          26-Feb-2003 Tranche: A5 (FA    )

  ----------------------------------------------------------------------------------------------------
              ra03a2-burke/v50      ra03a2-burke/v100      ra03a2-burke/v150             prepay
                                                                                         losses
                  1.3400%                1.3400%               1.3400%                   1M_LIB
                   22.17                  11.16                  0.94                    Avg. Life
                   06/20                  07/07                 03/03                    1st Prin
   Price           01/33                  01/33                 11/04                    Last Prin
  ---------------------------------------------------------------------------------------------------
   99:20            2.72                  2.73                  2.93                     Yield
                   16.40                  9.24                  0.92                     Duration
   99:24            2.71                  2.71                  2.80                     Yield
                   16.40                  9.25                  0.92                     Duration
   99:28            2.70                  2.70                  2.66                     Yield
                   16.41                  9.25                  0.92                     Duration
  100:0             2.70                  2.69                  2.53                     Yield
                   16.41                  9.25                  0.92                     Duration
  100:4             2.69                  2.67                  2.39                     Yield
                   16.42                  9.26                  0.92                     Duration
  100:8             2.68                  2.66                  2.26                     Yield
                   16.42                  9.26                  0.92                     Duration
  100:12            2.67                  2.65                  2.12                     Yield
                   16.43                  9.27                  0.92                     Duration
------------------------------------------------------------------------------------------------------


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.


Bear, Stearns & Co. Inc.                                   February 26, 2003
dburke                                                       05:55PM EST
                                                             Page 7 of 12


                                                          RA03A2-BURKE

                                 RA03A2-BURKE Class A6 (SA)                           (P)
      Orig Bal 10,911,938 Fac 1.00000         Coup 13.570 Mat / /   Wac- 0.000( 0.000) WAM- /            (-22838)/ 0
              -2.5556 x 1-mo LIBOR + 16.9944        Cap 16.9944 @ 0.0000 Floor 0.0000 @ 6.6500

Price/Yield View        Fact Thru 09/9999; Hist Coupons; Clctn Rt 0%
Settle Date:            28-Feb-2003     Curve Type:      Treas Act      Curve Date: 26-Feb-2003     Tranche:  A6 (SA     )

  ----------------------------------------------------------------------------------------------------
               ra03a2-burke/v50     ra03a2-burke/v100     ra03a2-burke/v150              prepay
                                                                                         losses
  Price          1.3400%                1.3400%               1.3400%                    1M_LIB
                   22.17                  11.16                 0.94                     Avg. Life
                   06/20                  07/07                 03/03                    1st Prin
                   01/33                  01/33                 11/04                    Last Prin
  ----------------------------------------------------------------------------------------------------
  89:22+           15.54                  16.00                 26.56                    Yield
                    6.03                   4.70                  0.76                    Duration
  89:26+           15.51                  15.97                 26.38                    Yield
                    6.04                   4.70                  0.76                    Duration
  89:30+           15.49                  15.94                 26.19                    Yield
                    6.05                   4.71                  0.76                    Duration
  90: 2+           15.47                  15.91                 26.01                    Yield
                    6.05                   4.71                  0.76                    Duration
  90: 6+           15.45                  15.88                 25.83                    Yield
                    6.06                   4.72                  0.76                    Duration
  90:10+           15.42                  15.85                 25.65                    Yield
                    6.07                   4.72                  0.76                    Duration
  90:14+           15.40                  15.83                 25.47                    Yield
                    6.08                   4.73                  0.76                    Duration
  ----------------------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on the Statement. assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.


Bear, Stearns & Co. Inc.                                   February 26, 2003
dburke                                                       05:55PM EST
                                                             Page 8 of 12


                                                          RA03A2-BURKE

                                 RA03A2-BURKE Class A6 (SA)                           (P)
      Orig Bal 10,911,938 Fac 1.00000         Coup 13.570 Mat / /   Wac- 0.000( 0.000) WAM- /            (-22838)/ 0
              -2.5556 x 1-mo LIBOR + 16.9944        Cap 16.9944 @ 0.0000 Floor 0.0000 @ 6.6500

Price/Yield View        Fact Thru 09/9999; Hist Coupons; Clctn Rt 0%
Settle Date:            28-Feb-2003     Curve Type:   Treas Act      Curve Date: 26-Feb-2003     Tranche:  A6 (SA   )

   ----------------------------------------------------------------------------------------------------
              ra03a2-burke/v50        ra03a2-burke/v100     ra03a2-burke/v150             prepay
                                                                                          losses
                   1.3400%                1.3400%               1.3400%                   1M_LIB
                    22.17                  11.16                 0.94                     Avg. Life
                    06/20                  07/07                 03/03                    1st Prin
     Price          01/33                  01/33                 11/04                    Last Prin
   ----------------------------------------------------------------------------------------------------
   90:6             15.45                  15.89                 25.85                    Yield
                     6.06                   4.72                  0.76                    Duration
   90:10            15.43                  15.86                 25.67                    Yield
                     6.07                   4.72                  0.76                    Duration
   90:14            15.40                  15.83                 25.49                    Yield
                     6.07                   4.73                  0.76                    Duration
   90:18            15.38                  15.80                 25.31                    Yield
                     6.08                   4.73                  0.76                    Duration
   90:22            15.36                  15.77                 25.14                    Yield
                     6.09                   4.74                  0.76                    Duration
   90:26            15.34                  15.74                 24.96                    Yield
                     6.10                   4.74                  0.76                    Duration
   90:30            15.31                  15.71                 24.78                    Yield
                     6.10                   4.74                  0.76                    Duration
-----------------------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed You may obtain a copy of the Statement The yield table or scenario analysis being provided is based on assumptions you provided and is not the Statement. from your sales representative. to be used as a Bear, Stearns security evaluation or for pricing purposes.


Bear, Stearns & Co. Inc.                                   February 26, 2003
dburke                                                       05:55PM EST
                                                             Page 9 of 12


                                                          RA03A2-BURKE

                                 RA03A2-BURKE Class A7 (A)                           (P)
      Orig Bal 74,000,000     Fac 1.00000         Coup 5.750 Mat / /   Wac- 0.000( 0.000) WAM- /       (-22838)/ 0

Price/Yield View     Fact Thru 09/9999; Hist Coupons; Clctn Rt 0%
Settle Date:        28-Feb-2003        Curve Type:    Treas Act        Curve Date: 26-Feb-2003     Tranche:  A7 (A   )

  ----------------------------------------------------------------------------------------------------
             ra03a2-burke/v50     ra03a2-burke/v100     ra03a2-burke/v150                prepay
                                                                                         losses
  Price           1.3400%                1.3400%               1.3400%                   1M_LIB
                   6.59                   3.30                  2.20                     Avg. Life
                   03/03                  03/03                 03/03                    1st Prin
                   01/24                  03/13                 07/08                    Last Prin
  ----------------------------------------------------------------------------------------------------
  101:26           5.38                   5.06                  4.74                     Yield
                   4.96                   2.85                  2.00                     Duration
  101:30           5.36                   5.02                  4.68                     Yield
                   4.96                   2.85                  2.00                     Duration
  102:2            5.33                   4.98                  4.62                     Yield
                   4.97                   2.85                  2.00                     Duration
  102:6            5.31                   4.93                  4.56                     Yield
                   4.97                   2.86                  2.00                     Duration
  102:10           5.29                   4.89                  4.50                     Yield
                   4.98                   2.86                  2.00                     Duration
  102:14           5.26                   4.85                  4.43                     Yield
                   4.98                   2.86                  2.00                     Duration
  102:18           5.24                   4.81                  4.37                     Yield
                   4.99                   2.86                  2.01                     Duration
  ----------------------------------------------------------------------------------------------------



Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on the Statement. assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.


Bear, Stearns & Co. Inc.                                   February 26, 2003
dburke                                                       05:55PM EST
                                                             Page 10 of 12


                                              RA03A2-BURKE

                                      RA03A2-BURKE Class A8 (B)                           (P)
      Orig Bal 4,900,000 Fac 1.00000         Coup 5.750 Mat / /   Wac- 0.000( 0.000) WAM- /       (-22838)/ 0

Price/Yield View        Fact Thru 09/9999; Hist Coupons; Clctn Rt 0%
Settle Date:            28-Feb-2003     Curve Type:   Treas Act        Curve Date: 26-Feb-2003     Tranche:  A8 (A    )


  ----------------------------------------------------------------------------------------------------
             ra03a2-burke/v50     ra03a2-burke/v100     ra03a2-burke/v150                prepay
                                                                                         losses
                  1.3400%                1.3400%               1.3400%                   1M_LIB
  Price            24.66                  14.22                 6.12                     Avg. Life
                   01/24                  03/13                 07/08                    1st Prin
                   01/33                  01/33                 02/10                    Last Prin
  ----------------------------------------------------------------------------------------------------
  98:20             5.90                  5.93                  6.02                     Yield
                   12.74                  9.27                  5.01                     Duration
  98:24             5.89                  5.92                  6.00                     Yield
                   12.74                  9.27                  5.01                     Duration
  98:28             5.88                  5.90                  5.97                     Yield
                   12.75                  9.28                  5.01                     Duration
  99:0              5.87                  5.89                  5.95                     Yield
                   12.76                  9.28                  5.01                     Duration
  99:4              5.86                  5.88                  5.92                     Yield
                   12.77                  9.28                  5.01                     Duration
  99:8              5.85                  5.86                  5.90                     Yield
                   12.78                  9.29                  5.02                     Duration
  99:12             5.84                  5.85                  5.87                     Yield
                   12.78                  9.29                  5.02                     Duration
  ----------------------------------------------------------------------------------------------------












This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.


                                                              February 26, 2003
  Bear, Stearns & Co. Inc.                                      05:57PM EST
  dburke                                                        Page 11 of 12

                                            RA03A2-BURKE


                                                RA03A2-BURKE Class A9 (L)                       (P)
                          Orig Bal 27,220,000  Fac 1.00000  Coup 5.750 Mat / /   Wac- 0.000( 0.000) WAM-  /    (-22838)/  0
  Price/Yield View     Fact Thru 09/9999; Hist Coupons; Clctn Rt 0%
  Settle Date:     28-Feb-2003        Curve Type:          Treas Act       Curve Date:     26-Feb-2003     Tranche: A9 (L  )

  ----------------------------------------------------------------------------------------------------
             ra03a2-burke/v50      ra03a2-burke/v100     ra03a2-burke/v150               prepay
                                                                                         losses
                   1.3400%                1.3400%               1.3400%                  1M_LIB
  Price            14.09                  11.08                 9.00                     Avg. Life
                   03/08                  03/08                 03/08                    1st Prin
                   01/33                  01/33                 01/33                    Last Prin
  ----------------------------------------------------------------------------------------------------
  100:31+          5.67                   5.65                  5.62                     Yield
                   9.05                   7.77                  6.74                     Duration
  101:3+           5.66                   5.63                  5.60                     Yield
                   9.06                   7.78                  6.74                     Duration
  101:7+           5.65                   5.62                  5.59                     Yield
                   9.06                   7.78                  6.75                     Duration
  101:11+          5.63                   5.60                  5.57                     Yield
                   9.07                   7.78                  6.75                     Duration
  101:15+          5.62                   5.59                  5.55                     Yield
                   9.07                   7.79                  6.75                     Duration
  101:19+          5.60                   5.57                  5.53                     Yield
                   9.08                   7.79                  6.75                     Duration
  101:23+          5.59                   5.55                  5.51                     Yield
                   9.08                   7.80                  6.76                     Duration
  ----------------------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.


                                                              February 26, 2003
  Bear, Stearns & Co. Inc.                                      05:57PM EST
  dburke                                                        Page 12 of 12

                                       RA03A2-BURKE

                                    RA03A2-BURKE Class A9 (L)                       (P)
                           Orig Bal 27,220,000  Fac 1.00000  Coup 5.750 Mat   /  /   Wac- 0.000( 0.000) WAM-  /    (-22838)/  0
  Price/Yield      View Fact Thru 09/9999; Hist Coupons; Clctn Rt 0%
  Settle Date:     28-Feb-2003           Curve Type:           Treas Act Curve Date:          26-Feb-2003 Tranche: A9 (L   )

  -----------------------------------------------------------------------------------------------------
             ra03a2-burke/v50       ra03a2-burke/v100    ra03a2-burke/v150               prepay
                                                                                         losses
                  1.3400%                1.3400%               1.3400%                   1M_LIB
  Price            14.09                  11.08                 9.00                     Avg. Life
                   03/08                  03/08                 03/08                    1st Prin
                   01/33                  01/33                 01/33                    Last Prin
  -----------------------------------------------------------------------------------------------------
  100:25           5.69                   5.67                  5.65                     Yield
                   9.04                   7.77                  6.74                     Duration
  100:29           5.68                   5.66                  5.63                     Yield
                   9.05                   7.77                  6.74                     Duration
  101:1            5.67                   5.64                  5.62                     Yield
                   9.05                   7.77                  6.74                     Duration
  101:5            5.65                   5.63                  5.60                     Yield
                   9.06                   7.78                  6.74                     Duration
  101:9            5.64                   5.61                  5.58                     Yield
                   9.06                   7.78                  6.75                     Duration
  101:13           5.63                   5.59                  5.56                     Yield
                   9.07                   7.79                  6.75                     Duration
  101:17           5.61                   5.58                  5.54                     Yield
                   9.07                   7.79                  6.75                     Duration
-------------------------------------------------------------------------------------------------------




This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information ("the Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed the Statement. You may obtain a copy of the Statement from your sales representative. The yield table or scenario analysis being provided is based on assumptions you provided and is not to be used as a Bear, Stearns security evaluation or for pricing purposes.